MERRILL LYNCH
EMERGING TIGERS
FUND, INC.





FUND LOGO





Annual Report

November 30, 1998



Officers and Directors
Arthur Zeikel, President and Director
Donald Cecil, Director
Roland M. Machold, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Kara W.Y. Tan Bhala, Senior Vice President
  and Portfolio Manager
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Phillip Gillespie, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch
Emerging Tigers Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH EMERGING TIGERS FUND, INC.


Map Depicting the Fund's Asset Allocation As a Percentage* of Net
Assets as of November 30, 1998

INDIA                                      13.4%
INDONESIA                                   2.0%
MALAYSIA                                   11.6%
THAILAND                                   12.8%
SINGAPORE                                  24.5%
CHINA                                      11.1%
PHILIPPINES                                11.5%

[FN]
*Total may not equal 100%.



Merrill Lynch Emerging Tigers Fund, Inc., November 30, 1998


DEAR SHAREHOLDER

Fiscal Year in Review
For the fiscal year ended November 30, 1998, Merrill Lynch Emerging Tigers Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of -20.81%, -21.67%, -21.70% and -21.11%, respectively, compared to a -23.58% total return for the unmanaged Goldman Sachs Southeast Asia Emerging Markets Index. (Fund performance does not reflect sales charges, and would be lower if sales charges were included. Complete performance information can be found on pages 3--5 of this report to shareholders.)

We followed a defensive investment strategy throughout most of the Fund's fiscal year, with cash reserves averaging approximately 20% of net assets during the period. In addition, we underweighted exposure to almost all of the emerging tiger stock markets throughout most of the fiscal year, with the exception of The People's Republic of China and the Philippines. In addition, our individual equity holdings were defensive in nature. For example, in China we focused investments in infrastructure-related stocks, since the Chinese government continues to make expenditures in this area. At the same time, we sold investments in banks and real estate companies throughout the region, since these stocks seemed unlikely to recover in an environment of sharply declining asset values. During the second quarter of the Fund's fiscal year, we began to increase investments in Thailand to an overweighted position, since we saw evidence of a bottoming in this economy.

Although these strategies enhanced the Fund's return relative to the Goldman Sachs Southeast Asia Emerging Markets Index, it was impossible to avoid the sharp declines that the emerging tiger stock markets registered during the fiscal year. In addition to a relatively high cash position, our overweighted positions in the Philippines and Thailand also helped the Fund's performance. Underweighting investments in Malaysia and Indonesia also made a positive contribution to the Fund's performance relative to the Index during the final months of the fiscal year.

Investment Strategy & Outlook
During the November quarter, we reduced the Fund's cash position to 13% of net assets by increasing investments in China, Thailand and Singapore. In particular, we increased holdings in China Telecom (Hong Kong) Limited and Bangkok Bank Public Company Limited. We also established an investment in Hana Microelectronics Public Company Limited in Thailand, which we believe will benefit from the positive environment for exports.

It now appears that the worst of the economic deterioration and financial market turmoil may be behind us in the emerging tiger stock markets. In November, there were a total of 43 central bank monetary policy easings worldwide. We believe that Asian stock markets will benefit the most from this increased liquidity, since price/earnings ratios are more reasonable than in developed stock markets.

Economic fundamentals have also begun to improve in the emerging tiger countries. Nominal interest rates declined in recent months, but currencies have appreciated relative to the US dollar. These trends are evidence of greater economic stability. However, unemployment remains high and consumer demand is depressed. As a result, domestic demand remains weak in the tiger economies. On a more positive note, exports are picking up and helping to slow the decline in industrial production.

Other positive signs within specific countries are the slow but ongoing restructuring of the banking system in Thailand and the recent pickup in car sales there. The latter trend suggests an improvement in consumer demand. In addition, companies in Singapore are cutting costs, which could improve profits there in 1999. In the Philippines, the economic situation is relatively good, and it now appears that President Estrada may be more inclined to make financial and economic reforms than we originally believed.

As discussed in our last report to shareholders, capital controls continue in Malaysia. We plan to selectively pursue opportunities to decrease the Fund's exposure to the Malaysian ringgit prior to the lifting of currency controls. However, these controls will likely limit the Fund's ability to repatriate proceeds of its Malaysian investments. The Fund's investments in Malaysia may not be available to meet redemptions. Also, we will not be able to reallocate current Malaysian investments to other investment opportunities outside Malaysia as long as the restrictions remain in place (which is currently anticipated to be at least until September 1999). This may affect the Fund's performance in the upcoming quarters. However, our Malaysian investments focus on companies whose shares have relatively high dividend yields. Currently, there are no restrictions on the repatriation of dividends for foreign investors. As of November 30, 1998, approximately 11.6% of the Fund's net assets was invested in Malaysia.

In Conclusion
Although we have not adopted a bullish investment strategy, we have moved away from the defensive strategy that we followed throughout the Fund's fiscal year. We believe this is appropriate since the emerging tiger stock markets are likely to benefit from the increased global liquidity in the months ahead.

We thank you for your investment in Merrill Lynch Emerging Tigers
Fund, Inc., and we look forward to serving your investment needs throughout the Fund's new fiscal year and beyond.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Kara Tan Bhala)
Kara Tan Bhala
Senior Vice President and
Portfolio Manager



January 5, 1999





PERFORMANCE DATA


About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Merrill Lynch Emerging Tigers Fund, Inc., November 30, 1998


PERFORMANCE DATA (concluded)


Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's
Class A Shares compared to growth of an investment in the Southeast Asia Emerging Markets Index. Beginning and ending values are:


                                      3/04/94**        11/98

ML Emerging Tigers Fund, Inc.++--
Class A Shares*                       $ 9,475         $4,367
Southeast Asia Emerging Markets
Index++++                             $10,000         $3,480


A line graph depicting the growth of an investment in the Fund's
Class B, Class C & Class D Shares compared to growth of an investment in the Southeast Asia Emerging Markets Index. Beginning and ending values are:


                                      6/10/96**        11/98

ML Emerging Tigers Fund, Inc.++--
Class B Shares*                       $10,000         $3,969
ML Emerging Tigers Fund, Inc.++--
Class C Shares*                       $10,000         $4,044
ML Emerging Tigers Fund, Inc.++--
Class D Shares*                       $ 9,475         $3,906
Southeast Asia Emerging Markets
Index++++                             $10,000         $3,264


[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of operations.
  ++ML Emerging Tigers Fund, Inc. invests primarily in equity securities of companies in designated emerging market countries located in Asia and the Pacific Basin.
++++This unmanaged Index, which is a blend of the Financial
    Times/Standard & Poor's--Actuaries World Index and IFC Investible Index, is comprised of holdings in China, India, Indonesia, Malaysia, Pakistan, the Philippines, Singapore, Sri Lanka and Thailand. The starting date for the Index in the Class A Shares graph is 2/28/94 and in the Class B, Class C & Class D Shares graph is 5/31/96.

Past performance is not predictive of future performance.



Average Annual
Total Return

                                    % Return Without  % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 9/30/98                        -45.69%        -48.55%
Inception (3/04/94) through 9/30/98       -17.90         -18.86

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                        % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 9/30/98                        -46.32%        -48.47%
Inception (6/10/96) through 9/30/98       -36.04         -36.59

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 9/30/98                        -46.27%        -46.80%
Inception (6/10/96) through 9/30/98       -36.04         -36.04

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after one year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 9/30/98                        -45.81%        -48.66%
Inception (6/10/96) through 9/30/98       -35.53         -37.02

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


Recent
Performance
Results*
                                                        12 Month           3 Month        Since Inception
                                                      Total Return       Total Return       Total Return
ML Emerging Tigers Fund, Inc. Class A Shares            -20.81%            +34.87%             -53.91%++
ML Emerging Tigers Fund, Inc. Class B Shares            -21.67             +34.40              -59.50
ML Emerging Tigers Fund, Inc. Class C Shares            -21.70             +34.19              -59.56
ML Emerging Tigers Fund, Inc. Class D Shares            -21.11             +34.53              -58.77


 *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's since inception periods are Class A Shares, from 3/04/94 to 11/30/98 and Class B, Class C & Class D Shares, from 6/10/96 to 11/30/98.
++Performance results for Class A Shares prior to June 10, 1996 are for the period when the Fund was closed-end.


Merrill Lynch Emerging Tigers Fund, Inc., November 30, 1998


SCHEDULE OF INVESTMENTS                                                                                       (in US dollars)
                                Shares Held/                                                              Value    Percent of
COUNTRY       Industries        Face Amount            Long-Term Investments               Cost         (Note 1a)  Net Assets
China         Appliances             567,000    Guangdong Kelon Electrical Holdings
                                                Company Limited (Class H)              $    579,226     $    494,317    1.2%

              Infrastructure    US$  611,000    New World Infrastructure Limited,
                                                5% due 7/15/2001 (b)                        770,740          516,295    1.2
                                   2,157,000    Zhejiang Expressway Co. Ltd. (Class H)      392,143          403,959    0.9
                                                                                       ------------     ------------  ------
                                                                                          1,162,883          920,254    2.1

              Mining                  39,880    Yanzhou Coal Mining Co., Ltd. (ADR)*        549,182          398,800    0.9

              Telecommunications     502,500  ++China Telecom (Hong Kong) Limited           803,687        1,002,728    2.3
                                      12,400  ++China Telecom (Hong Kong)
                                                Limited (ADR)*                              499,069          490,575    1.2
                                                                                       ------------     ------------  ------
                                                                                          1,302,756        1,493,303    3.5

              Transportation       1,526,000    Jiangsu Expressway Company Ltd.
                                                (Class H)                                   378,841          360,682    0.8

              Utilities--          1,692,000    Beijing Datang Power Generation
              Electric & Gas                    Company Limited (Class H)                   920,644          546,335    1.3
                                      38,500  ++Huaneng Power International,
                                                Inc. (ADR)*                                 589,092          572,687    1.3
                                                                                       ------------     ------------  ------
                                                                                          1,509,736        1,119,022    2.6

                                                Total Long-Term Investments
                                                in China                                  5,482,624        4,786,378   11.1


India         Banking &               38,951    Housing Development Finance
              Financial                         Corporation Ltd.                          2,424,711        1,992,906    4.6
                                      77,600    State Bank of India (GDR)**               1,187,470          626,620    1.5
                                                                                       ------------     ------------  ------
                                                                                          3,612,181        2,619,526    6.1

              Oil Services            60,900    Hindustan Petroleum Corporation Ltd.        659,510          348,553    0.8

              Pharmaceuticals         38,400    Ranbaxy Laboratories Limited                      0          217,112    0.5
                                      38,400    Ranbaxy Laboratories Limited                704,148          219,145    0.5
                                                                                       ------------     ------------  ------
                                                                                            704,148          436,257    1.0

              Telecommunications     159,700    Mahanagar Telephone Nigam
                                                Ltd. (GDR)**                              1,909,693        1,688,827    3.9
                                      67,400    Videsh Sanchar Nigam Ltd.
                                                (GDR)** (d)                               1,100,700          689,165    1.6
                                                                                       ------------     ------------  ------
                                                                                          3,010,393        2,377,992    5.5

                                                Total Long-Term Investments
                                                in India                                  7,986,232        5,782,328   13.4


Indonesia     Oil--Related            98,200  ++Gulf Indonesia Resources Ltd. (ADR)*      2,083,181          859,250    2.0

                                                Total Long-Term Investments
                                                in Indonesia                              2,083,181          859,250    2.0


Malaysia++++  Building &              43,000    I.J.M. Corp. BHD                             83,169           19,256    0.0
              Construction

              Consumer Products      655,500    Amway (Malaysia) Holdings BHD             2,577,576        1,233,522    2.8

              Industrial             746,875    O.Y.L. Industries BHD                     3,275,655        1,672,334    3.9

              Publishing &         1,333,000    Star Publications (Malaysia) BHD          3,528,662        1,603,499    3.7
              Broadcasting

              Tobacco                 53,400    Rothmans of Pall Mall (Malaysia) BHD        225,944          251,857    0.6

              Utilities--            331,000    YTL Power International BHD                 302,732          261,766    0.6
              Electric & Gas
                                                Total Long-Term Investments
                                                in Malaysia                               9,993,738        5,042,234   11.6


Philippines   Conglomerates        6,157,200  ++Benpres Holdings Corp.                    2,468,856          909,854    2.1

              Infrastructure         385,500  ++International Container Terminal
                                                Services, Inc.                               33,337           34,376    0.1

              Real Estate          4,405,250    Ayala Land, Inc.                          2,264,614        1,374,887    3.2

              Restaurants          1,365,000    Jollibee Foods Corporation
                                                (Warrants)(a)                               700,869          669,459    1.5

              Retail               7,486,346    SM Prime Holdings, Inc.                   1,229,712        1,411,438    3.3

              Utilities--            174,956    Manila Electric Co. (MERALCO) 'B'           983,374          561,642    1.3
              Electric & Gas
                                                Total Long-Term Investments in
                                                the Philippines                           7,680,762        4,961,656   11.5


Singapore     Airlines               258,000    Singapore Airlines Ltd. 'Foreign'         2,457,414        1,802,552    4.2

              Banking & Financial     97,500    Development Bank of Singapore Ltd.          848,944          740,431    1.7

              Electronics            200,500    Elec & Eltek International Company Ltd.     940,907        1,032,575    2.4
                                     811,000    Natsteel Electronics Ltd.                 1,538,030        1,754,046    4.1
                                                                                       ------------     ------------  ------
                                                                                          2,478,937        2,786,621    6.5

              Industrial             863,000    Clipsal Industries (Holdings)
                                                Limited                                   2,200,509          880,260    2.0

              Publishing &           194,997    Singapore Press Holdings Ltd.
              Broadcasting                      'Foreign'                                 2,463,434        2,073,176    4.8

              Telecommuni-     US$   425,000    Fullerton Global Corp., 0% due
              cations                           4/02/2003 (b)(c)                            387,813          401,625    0.9
                                   1,142,000    Singapore Telecommunications, Ltd.        1,758,643        1,907,959    4.4
                                                                                       ------------     ------------  ------
                                                                                          2,146,456        2,309,584    5.3

                                                Total Long-Term Investments
                                                in Singapore                             12,595,694       10,592,624   24.5


Thailand      Banking &              106,800  ++Bangkok Bank Public Company
              Financial                         Limited 'Foreign'                           258,550          195,528    0.5
                               US$   475,000    Bangkok Bank Public Company Limited,
                                                3.25% due 3/03/2004 (b)                     192,750          191,188    0.4
                                     263,000  ++Thai Farmers Bank Public Company
                                                Limited 'Foreign'                           355,964          474,203    1.1
                                                                                       ------------     ------------  ------
                                                                                            807,264          860,919    2.0

              Manufacturing           13,200  ++Hana Microelectronics Public
                                                Company Limited 'Foreign'                    33,041           32,954    0.1

              Oil--Related           175,600  ++PTT Exploration and Production
                                                Public Company Ltd. 'Foreign'             1,551,345        1,412,594    3.3

              Publishing &           225,400    BEC World Public Company Limited
              Broadcasting                      'Foreign'                                 1,016,396        1,413,049    3.3


              Telecommunications     137,600    Advanced Info Service Public
                                                Company Limited 'Foreign'                   703,037          801,553    1.8

              Utilities--            374,975  ++Electricity Generating Public
              Electric & Gas                    Company Limited 'Foreign'                   567,596          998,546    2.3

                                                Total Long-Term Investments
                                                in Thailand                               4,678,679        5,519,615   12.8

                                                Total Long-Term Investments              50,500,910       37,544,085   86.9


Merrill Lynch Emerging Tigers Fund, Inc., November 30, 1998

SCHEDULE OF INVESTMENTS (concluded)                                                                        (in US dollars)
                                    Face                                                                  Value    Percent of
COUNTRY                            Amount              Short-Term Securities               Cost         (Note 1a)  Net Assets
United        Commercial        US$  913,000    Ford Motor Credit Company, 5.51%
States        Paper***                          due 12/01/1998                         $    913,000     $    913,000    2.1%

              US Government        2,500,000    Federal National Mortgage
              Agency                            Association, 5.02% due 12/18/1998         2,494,074        2,494,074    5.8
              Obligations***

                                                Total Investments in Short-Term
                                                Investments                               3,407,074        3,407,074    7.9

              Total Investments                                                        $ 53,907,984       40,951,159   94.8
                                                                                       ============

              Unrealized Depreciation on Forward Foreign Exchange Contracts--Net****                         (13,785)   0.0

              Other Assets Less Liabilities                                                                2,237,813    5.2
                                                                                                        ------------  ------
              Net Assets                                                                                $ 43,175,187  100.0%
                                                                                                        ============  ======


           (a)Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
           (b)Convertible Security.
           (c)Represents a zero coupon bond.
           (d)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
            ++Non-income producing security.
          ++++On October 21, 1998, the Fund's Board of Directors decided to discount the current Malaysian exchange rate of 3.80 by 12%. This is due to the capital controls implemented by the Malaysian government, which froze the Malaysian ringitt at 3.80 until September 1, 1999. The discount will be amortized on a daily basis from 12% to zero through September 1, 1999.
             *American Depositary Receipts (ADR).
            **Global Depositary Receipts (GDR).
           ***Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
          ****Forward foreign exchange contracts as of November 30, 1998 were as follows:

              Foreign                                      Unrealized
              Currency                  Expiration        Depreciation
              Sold                         Date            (Note 1c)

              THB 37,925,000             May 1999          $  (13,785)
                                                           ----------
              Total Unrealized Depreciation on Forward
              Foreign Exchange Contracts--Net
              (US$ Commitment--$1,025,000)                 $  (13,785)
                                                           ==========

              See Notes to Financial Statements.


STATEMENT OF ASSETS AND LIABILITIES
                    As of November 30, 1998
Assets:             Investments, at value (identified cost--$53,907,984) (Note 1a)                          $ 40,951,159
                    Cash                                                                                          11,688
                    Foreign cash (Note 1b)                                                                     2,509,621
                    Receivables:
                      Dividends                                                            $     36,733
                      Interest                                                                   23,032
                      Capital shares sold                                                        21,195           80,960
                                                                                           ------------
                    Deferred organization expenses (Note 1f)                                                       1,789
                    Prepaid registration fees and other assets (Note 1f)                                          12,792
                                                                                                            ------------
                    Total assets                                                                              43,568,009
                                                                                                            ------------

Liabilities:        Unrealized depreciation on forward foreign exchange contracts
                    (Note 1c)                                                                                     13,785
                    Payables:
                      Capital shares redeemed                                                    90,955
                      Securities purchased                                                       86,659
                      Investment adviser (Note 2)                                                36,169
                      Distributor (Note 2)                                                        6,566          220,349
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       158,688
                                                                                                            ------------
                    Total liabilities                                                                            392,822
                                                                                                            ------------

Net Assets:         Net assets                                                                              $ 43,175,187
                                                                                                            ============

Net Assets          Class A Common Stock, $0.10 par value, 100,000,000 shares
Consist of:         authorized                                                                              $    531,434
                    Class B Common Stock, $0.10 par value, 150,000,000 shares
                    authorized                                                                                    85,003
                    Class C Common Stock, $0.10 par value, 50,000,000 shares
                    authorized                                                                                    34,043
                    Class D Common Stock, $0.10 par value, 100,000,000 shares
                    authorized                                                                                    24,684
                    Paid-in capital in excess of par                                                          98,601,602
                    Undistributed investment income--net                                                         477,374
                    Accumulated realized capital losses on investments and foreign
                    currency transactions--net (Note 6)                                                      (43,554,916)
                    Unrealized depreciation on investments and foreign currency
                    transactions--net                                                                        (13,024,037)
                                                                                                            ------------
                    Net assets                                                                              $ 43,175,187
                                                                                                            ============

Net Asset           Class A--Based on net assets of $34,111,088 and 5,314,337 shares
Value:                       outstanding                                                                    $       6.42
                                                                                                            ============
                    Class B--Based on net assets of $5,346,462 and 850,034 shares
                             outstanding                                                                    $       6.29
                                                                                                            ============
                    Class C--Based on net assets of $2,139,196 and 340,430 shares
                             outstanding                                                                    $       6.28
                                                                                                            ============
                    Class D--Based on net assets of $1,578,441 and 246,839 shares
                             outstanding                                                                    $       6.39
                                                                                                            ============

                    See Notes to Financial Statements.


Merrill Lynch Emerging Tigers Fund, Inc., November 30, 1998


STATEMENT OF OPERATIONS
                    For the Year Ended November 30, 1998
Investment Income   Dividends                                                                               $    795,382
(Notes 1d & 1e):    Interest and discount earned                                                                 688,934
                                                                                                            ------------
                    Total income                                                                               1,484,316
                                                                                                            ------------

Expenses:           Investment advisory fees (Note 2)                                      $    549,520
                    Accounting services (Note 2)                                                127,146
                    Custodian fees                                                              116,418
                    Transfer agent fees--Class A (Note 2)                                       111,801
                    Printing and shareholder reports                                             73,147
                    Professional fees                                                            65,587
                    Registration fees (Note 1f)                                                  65,296
                    Account maintenance and distribution fees--Class B (Note 2)                  57,913
                    Directors' fees and expenses                                                 37,971
                    Account maintenance and distribution fees--Class C (Note 2)                  26,653
                    Transfer agent fees--Class B (Note 2)                                        16,850
                    Amortization of organization expenses (Note 1f)                              10,731
                    Transfer agent fees--Class C (Note 2)                                         7,594
                    Pricing fees                                                                  6,311
                    Transfer agent fees--Class D (Note 2)                                         4,103
                    Account maintenance fees--Class D (Note 2)                                    4,067
                    Other                                                                         6,431
                                                                                           ------------
                    Total expenses                                                                             1,287,539
                                                                                                            ------------
                    Investment income--net                                                                       196,777
                                                                                                            ------------

Realized &          Realized gain (loss) from:
Unrealized            Investments--net                                                      (25,051,604)
Gain (Loss) on        Foreign currency transactions--net                                        872,225      (24,179,379)
Investments &                                                                              ------------
Foreign Currency    Change in unrealized depreciation on:
Transactions--Net     Investments--net                                                        9,394,441
(Notes 1b, 1c,        Foreign currency transactions--net                                        (34,098)       9,360,343
1e & 3):                                                                                   ------------     ------------
                    Net realized and unrealized loss on investments and foreign
                    currency transactions                                                                    (14,819,036)
                                                                                                            ------------
                    Net Decrease in Net Assets Resulting from Operations                                    $(14,622,259)
                                                                                                            ============

                    See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                For the Year Ended
                                                                                                   November 30,
                    Increase (Decrease) in Net Assets:                                         1998            1997
Operations:         Investment income (loss)--net                                          $    196,777     $   (452,390)
                    Realized loss on investments and foreign currency
                    transactions--net                                                       (24,179,379)     (17,401,788)
                    Change in unrealized appreciation/depreciation on
                    investments and foreign currency transactions--net                        9,360,343      (51,862,701)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from operations                    (14,622,259)     (69,716,879)
                                                                                           ------------     ------------

Dividends to        Investment income--net:
Shareholders          Class A                                                                        --          (75,491)
(Note 1g):            Class D                                                                        --             (126)
                    In excess of investment income--net:
                      Class A                                                                   (90,622)        (486,711)
                      Class D                                                                        --             (813)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                                (90,622)        (563,141)
                                                                                           ------------     ------------

Capital Share       Net decrease in net assets derived from capital share
Transactions        transactions                                                            (14,685,494)     (56,250,234)
(Note 4):                                                                                  ------------     ------------

Net Assets:         Total decrease in net assets                                            (29,398,375)    (126,530,254)
                    Beginning of year                                                        72,573,562      199,103,816
                                                                                           ------------     ------------
                    End of year*                                                           $ 43,175,187     $ 72,573,562
                                                                                           ============     ============

                   *Undistributed (accumulated distributions in excess of)
                    investment income--net (Note 1h)                                       $    477,374     $   (596,457)
                                                                                           ============     ============

                    See Notes to Financial Statements.


Merrill Lynch Emerging Tigers Fund, Inc., November 30, 1998

FINANCIAL HIGHLIGHTS
                                                                                         Class A
                                                                                                               For the
                    The following per share data and ratios                                                    Period
                    have been derived from information provided                                                March 4,
                    in the financial statements.                                                              1994++ to
                                                                       For the Year Ended November 30,         Nov. 30,
                    Increase (Decrease) in Net Asset Value:        1998++++   1997++++     1996       1995       1994
Per Share           Net asset value, beginning of period          $    8.12  $   15.59  $   13.40  $   14.47   $   14.18
Operating                                                         ---------  ---------  ---------  ---------   ---------
Performance:        Investment income (loss)--net                       .04       (.04)       .05        .03         .12
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                 (1.73)     (7.38)      2.15       (.96)        .19
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total from investment operations                  (1.69)     (7.42)      2.20       (.93)        .31
                                                                  ---------  ---------  ---------  ---------   ---------
                    Less dividends and distributions:
                      Investment income--net                             --       (.01)      (.01)      (.12)         --
                      In excess of investment income--net              (.01)      (.04)        --         --          --
                      Realized gain on investments--net                  --         --         --       (.02)         --
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total dividends and distributions                  (.01)      (.05)      (.01)      (.14)         --
                                                                  ---------  ---------  ---------  ---------   ---------
                    Capital charge resulting from issuance
                    of Common Stock                                      --         --         --         --+++++   (.02)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Net asset value, end of period                $    6.42  $    8.12  $   15.59  $   13.40   $   14.47
                                                                  =========  =========  =========  =========   =========

Total Investment    Based on net asset value per share              (20.81%)   (47.76%)    16.43%     (6.23%)      2.05%+++
Return:**                                                         =========  =========  =========  =========   =========

Ratios to Average   Expenses                                          2.17%      1.69%      1.36%      1.32%       1.32%*
Net Assets:                                                       =========  =========  =========  =========   =========
                    Investment income (loss)--net                      .52%      (.27%)      .23%       .24%       1.12%*
                                                                  =========  =========  =========  =========   =========

Supplemental        Net assets, end of period (in thousands)      $  34,111  $  63,760  $ 193,545  $ 294,830   $ 318,414
Data:                                                             =========  =========  =========  =========   =========
                    Portfolio turnover                               73.52%     35.63%     44.09%     18.84%       9.10%
                                                                  =========  =========  =========  =========   =========


                                                                  Class B                           Class C
                    The following per share data and ratios                   For the                           For the
                    have been derived from information                         Period                            Period
                    provided in the financial statements.     For the         June 10,          For the         June 10,
                                                             Year Ended      1996++ to         Year Ended      1996++ to
                    Increase (Decrease) in Net              November 30,      Nov. 30,        November 30,      Nov. 30,
                    Asset Value:                        1998++++    1997++++    1996      1998++++   1997++++     1996
Per Share           Net asset value, beginning of
Operating           period                            $    8.03   $   15.53  $   15.53   $   8.02  $   15.52   $   15.53
Performance:                                          ---------   ---------  ---------  ---------  ---------   ---------
                    Investment loss--net                   (.03)       (.15)      (.05)      (.03)      (.11)       (.05)
                    Realized and unrealized gain
                    (loss) on investments and foreign
                    currency transactions--net            (1.71)      (7.35)       .05      (1.71)     (7.39)        .04
                                                      ---------   ---------  ---------  ---------  ---------   ---------
                    Total from investment
                    operations                            (1.74)      (7.50)        --      (1.74)     (7.50)       (.01)
                                                      ---------   ---------  ---------  ---------  ---------   ---------
                    Net asset value, end of
                    period                            $    6.29   $    8.03  $   15.53  $    6.28  $    8.02   $   15.52
                                                      =========   =========  =========  =========  =========   =========

Total Investment    Based on net asset value
Return:**           per share                           (21.67%)    (48.29%)      .00%+++ (21.70%)   (48.32%)      (.06%)+++
                                                      =========   =========  =========  =========  =========   =========

Ratios to Average   Expenses                              3.22%       2.75%      2.67%*     3.22%      2.83%       2.68%*
Net Assets:                                           =========   =========  =========  =========  =========   =========
                    Investment loss--net                  (.51%)     (1.20%)     (.99%)*    (.52%)    (1.01%)      (.98%)*
                                                      =========   =========  =========  =========  =========   =========

Supplemental        Net assets, end of period
Data:               (in thousands)                    $   5,347   $   4,887  $   3,719  $   2,139  $   2,870   $     887
                                                      =========   =========  =========  =========  =========   =========
                    Portfolio turnover                   73.52%      35.63%     44.09%     73.52%     35.63%      44.09%
                                                      =========   =========  =========  =========  =========   =========

                                                                                               Class D
                                                                                                               For the
                    The following per share data and ratios have                                                Period
                    been derived from information provided in                          For the                 June 10,
                    the financial statements.                                         Year Ended              1996++ to
                                                                                     November 30,              Nov. 30,
                    Increase (Decrease) in Net Asset Value:                      1998++++       1997++++         1996
Per Share           Net asset value, beginning of period                        $    8.10      $   15.58       $   15.53
Operating                                                                       ---------      ---------       ---------
Performance:        Investment income (loss)--net                                     .02           (.04)           (.01)
                    Realized and unrealized gain (loss) on investments
                    and foreign currency transactions--net                          (1.73)         (7.41)            .06
                                                                                ---------      ---------       ---------
                    Total from investment operations                                (1.71)         (7.45)            .05
                                                                                ---------      ---------       ---------
                    Less dividends:
                      Investment income--net                                           --             --+++++         --
                      In excess of investment income--net                              --           (.03)             --
                                                                                ---------      ---------       ---------
                    Total dividends                                                    --           (.03)             --
                                                                                ---------      ---------       ---------
                    Net asset value, end of period                              $    6.39      $    8.10       $   15.58
                                                                                =========      =========       =========

Total Investment    Based on net asset value per share                            (21.11%)       (47.91%)            .32%+++
Return:**                                                                       =========      =========       =========

Ratios to Average   Expenses                                                        2.44%          2.01%           1.88%*
Net Assets:                                                                     =========      =========       =========
                    Investment income (loss)--net                                    .28%          (.30%)          (.34%)*
                                                                                =========      =========       =========

Supplemental        Net assets, end of period (in thousands)                    $   1,578      $   1,057       $     953
Data:                                                                           =========      =========       =========
                    Portfolio turnover                                             73.52%         35.63%          44.09%
                                                                                =========      =========       =========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of operations.
                ++++Based on average shares outstanding.
                 +++Aggregate total investment return.
               +++++Amount is less than $0.01 per share.


                    See Notes to Financial Statements.



Merrill Lynch Emerging Tigers Fund, Inc., November 30, 1998



NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Emerging Tigers Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Foreign currency options and futures--The Fund is also authorized to purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have already passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a period not exceeding five years beginning with the commencement of operations. Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of net investment income are due primarily to differing tax treatments for foreign currency transactions.

(h) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $967,676 have been reclassified between accumulated net realized capital losses and undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of 1.00% of the average daily net assets of the Fund.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                          Account
                                        Maintenance    Distribution
                                            Fee            Fee

Class B                                     0.25%          0.75%
Class C                                     0.25%          0.75%
Class D                                     0.25%           --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.



Merrill Lynch Emerging Tigers Fund, Inc., November 30, 1996



NOTES TO FINANCIAL STATEMENTS (concluded)

For the year ended November 30, 1998, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                               MLFD     MLPF&S

Class A                       $1,571    $23,461
Class D                       $1,571    $22,752


For the year ended November 30, 1998, MLPF&S received contingent deferred sales charges of $24,937 and $8,233 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $30,668 in commissions on the execution of portfolio security transactions for the Fund for the year ended November 30, 1998.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, PFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended November 30, 1998 were $34,174,822 and $32,805,861, respectively.

Net realized gains (losses) for the year ended November 30, 1998 and net unrealized losses as of November 30, 1998 were as follows:

                                   Realized
                                     Gains        Unrealized
                                   (Losses)         Losses

Long-term investments            $(25,051,633)  $(12,956,825)
Short-term investments                     29             --
Forward foreign exchange
contracts                           1,142,363        (13,785)
Foreign currency transactions        (270,138)       (53,427)
                                 ------------   ------------
Total                            $(24,179,379)  $(13,024,037)
                                 ============   ============


As of November 30, 1998, net unrealized depreciation for Federal income tax purposes aggregated $13,553,599, of which $1,986,847 related to appreciated securities and $15,540,446 related to depreciated securities. At November 30, 1998, the aggregate cost of investments for Federal income tax purposes was $54,504,758.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $14,685,494 and $56,250,234 for the years ended November 30, 1998 and November 30, 1997, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                            Dollar
Ended November 30, 1998               Shares           Amount

Shares sold                           2,689,944   $   18,480,560
Shares issued to shareholders in
reinvestment of dividends                 6,992           55,589
                                  -------------   --------------
Total issued                          2,696,936       18,536,149
Shares redeemed                      (5,233,128)     (36,157,221)
                                  -------------   --------------
Net decrease                         (2,536,192)  $  (17,621,072)
                                  =============   ==============


Class A Shares for the Year                            Dollar
Ended November 30, 1997               Shares           Amount

Shares sold                             690,781    $   7,889,564
Shares issued to shareholders in
reinvestment of dividends                23,243          357,947
                                  -------------   --------------
Total issued                            714,024        8,247,511
Shares redeemed                      (5,274,309)     (71,433,932)
                                  -------------   --------------
Net decrease                         (4,560,285)  $  (63,186,421)
                                  =============   ==============


Class B Shares for the Year                            Dollar
Ended November 30, 1998               Shares           Amount

Shares sold                           1,441,240   $   10,346,527
Shares redeemed                      (1,180,688)      (8,237,820)
Automatic conversion of shares          (19,016)        (109,227)
                                  -------------   --------------
Net increase                            241,536   $    1,999,480
                                  =============   ==============


Class B Shares for the Year                            Dollar
Ended November 30, 1997               Shares           Amount

Shares sold                             720,863   $    7,993,947
Shares redeemed                        (347,593)      (4,704,429)
Automatic conversion of shares           (4,293)         (46,751)
                                  -------------   --------------
Net increase                            368,977   $    3,242,767
                                  =============   ==============


Class C Shares for the Year                            Dollar
Ended November 30, 1998               Shares           Amount

Shares sold                             546,414   $    3,700,841
Shares redeemed                        (563,728)      (3,743,986)
                                  -------------   --------------
Net decrease                            (17,314)  $      (43,145)
                                  =============   ==============


Class C Shares for the Year                            Dollar
Ended November 30, 1997               Shares           Amount

Shares sold                             458,542   $    5,177,237
Shares redeemed                        (157,967)      (2,128,264)
                                  -------------   --------------
Net increase                            300,575   $    3,048,973
                                  =============   ==============


Class D Shares for the Year                            Dollar
Ended November 30, 1998               Shares           Amount

Shares sold                             268,182    $   2,022,645
Automatic conversion of shares           18,782          109,227
                                  -------------   --------------
Total issued                            286,964        2,131,872
Shares redeemed                        (170,668)      (1,152,629)
                                  -------------   --------------
Net increase                            116,296   $      979,243
                                  =============   ==============


Class D Shares for the Year                            Dollar
Ended November 30, 1997               Shares           Amount

Shares sold                             204,766   $    2,315,219
Automatic conversion of shares            4,265           46,751
Shares issued to shareholders in
reinvestment of dividends                    48              740
                                  -------------   --------------
Total issued                            209,079        2,362,710
Shares redeemed                        (139,676)      (1,718,263)
                                  -------------   --------------
Net increase                             69,403   $      644,447
                                  =============   ==============



5. Commitments:
At November 30, 1998, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it agreed to purchase foreign currency with an approximate value of $7,500.


6. Capital Loss Carryforward:
At November 30, 1998, the Fund had a net capital loss carryforward of approximately $43,555,000, of which $1,115,000 expires in 2003, $17,293,000 expires in 2005 and $25,147,000 expires in 2006. This amount will be available to offset like amounts of any future taxable gains.


7. Subsequent Event:
On December 1, 1998, the Fund's Board of Directors declared an ordinary income dividend in the amount of $.176452 per Class A
Share, $.107392 per Class B Share, $.093221 per Class C Share and
$.159614 per Class D Share payable on December 29, 1998 to shareholders of record as of December 18, 1998.




Merrill Lynch Emerging Tigers Fund, Inc., November 30, 1998


<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Emerging Tigers Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Emerging Tigers Fund, Inc. as of November 30, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the period March 4, 1994 (commencement of operations) to November 30, 1994. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Emerging Tigers Fund, Inc. as of November 30, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
January 12, 1999
</AUDIT-REPORT>


IMPORTANT TAX INFORMATION (unaudited)

The following information summarizes all per share distributions paid by Merrill Lynch Emerging Tigers Fund, Inc. during its taxable year ended November 30, 1998:

                                                       Domestic                          Foreign Taxes
                    Record           Payable        Non-Qualifying         Total            Paid or
                     Date              Date        Ordinary Income    Ordinary Income       Withheld
Class A Shares     12/19/97          12/30/97          $.012165           $.012165          $.012269


The foreign taxes paid or withheld represent taxes incurred by the Fund on dividends received by the Fund from foreign sources. Foreign taxes paid or withheld should be included as foreign source income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.



EQUITY PORTFOLIO CHANGES (unaudited)


For the Quarter Ended November 30, 1998


Additions

China Telecom (Hong Kong) Limited (ADR)
Hana Microelectronics Public Company Limited 'Foreign'
Jiangsu Expressway Company Ltd. (Class H)
Rothmans of Pall Mall (Malaysia) BHD


Deletions

Berjaya Sports Toto BHD
City Developments Ltd.
Genting BHD
MNI Holdings BHD
New World Infrastructure Ltd.
Resorts World BHD
Shanghai Industrial Holdings Ltd.
Sime Darby BHD
Telekom Malaysia BHD
United Overseas Bank Ltd. 'Foreign'



PORTFOLIO INFORMATION (unaudited)


As of November 30, 1998

                                                  Percent of
Ten Largest Equity Holdings                       Net Assets

Singapore Press Holdings Ltd. 'Foreign'              4.8%
Housing Development Finance Corporation Ltd.         4.6
Singapore Telecommunications, Ltd.                   4.4
Singapore Airlines Ltd. 'Foreign'                    4.2
Natsteel Electronics Ltd.                            4.1
Mahanagar Telephone Nigam Ltd. (GDR)                 3.9
O.Y.L. Industries BHD                                3.9
Star Publications (Malaysia) BHD                     3.7
BEC World Public Company Limited 'Foreign'           3.3
PTT Exploration and Production Public
Company Ltd. 'Foreign'                               3.3